POWER OF ATTORNEY


	    The undersigned hereby makes, constitutes and appoints each of Derek
A. Bloom and Julia Marx to act severally and not jointly, as his true and lawful agents and attorneys-in-fact, with full power and authority to act hereunder, each in his or her discretion, in the name of and for and on behalf of the undersigned as fully as could the undersigned if present and acting in person, to:

(1)	 Execute on
his behalf and in his capacity as a director, officer or
	    ten percent
shareholder of Golden Telecom, Inc. a Delaware corporation
	    ("GTI"),
Forms 3, 4 and 5 in accordance with Section 16(a) of the
	    Securities
Exchange Act 1934 (the "Exchange Act") and Form 144 in
	    accordance
with Rule 144 of the rules promulgated under the Securities
	    Act 1933
(the "Securities Act");

(2)	 Perform any and all acts on his behalf
which may be necessary or
	    desirable to complete, execute and timely file any of the
	    aforementioned forms with the United States
Securities and Exchange
	    Commission and Nasdaq; and

(3)	 Take
any other action in connection with the foregoing which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on his behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

	    The undersigned acknowledges that the
attorneys-in-fact, in serving in
such capacity at his request, are not
assuming, nor is GTI assuming, any of his responsibilities to comply with
Section 16 of the Exchange Act and/or Rule 144 of the Securities Act.


	    The undersigned ratifies and confirms all that each such

attorney-in-fact shall lawfully do by the rights and powers granted by this
Power of Attorney. Each attorney-in-fact shall have full power of substitution or revocation.

	    This power of attorney shall remain
in full force and effect until the
undersigned is no longer required to
file Forms 3, 4, 5 or 144 or any successor reports with respect to securities of GTI.


	    IN WITNESS WHEREOF, the undersigned has
executed this power of
attorney, effective as of this 27th day of December, 2005.




								    By: /s/ Alexey Khudyakov

									  -----------------------------
										  Alexey Khudyakov